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                                                                   EXHIBIT 10.46

                               WARRANT AGREEMENT
                               -----------------

     This WARRANT AGREEMENT dated as of October 1, 1997, between EQUALNET HOLDING CORP., a Texas corporation (the "Company"), and THE WILLIS GROUP, LLC, a Texas limited liability company ("Willis" and, together with any transferee of Warrants or Warrant Shares, the "Warrant Holders(s)").

     WHEREAS, Willis, the Company, EqualNet Corporation, Telesource, Inc., and EqualNet Wholesale Services, Inc., have entered into a certain Note and Warrant Purchase Agreement (the "Note Purchase Agreement") dated October 1, 1997; and

     WHEREAS, the Company proposes to issue to Willis as partial consideration for Willis's entering into the Note Purchase Agreement, common stock purchase warrants (the "Warrants") to purchase up to 200,000 shares (the "Warrant Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), each Warrant entitling the holder thereof to purchase one share of Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein and in the Agreement set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. ISSUANCE OF WARRANTS; FORM OF WARRANT. The Company will issue and deliver the Warrants to Willis on the Closing Date referred to in the Note Purchase Agreement. The aggregate number of Warrants to be issued and delivered shall be 200,000 (subject to further limitation as provided herein). The Warrants shall be exercisable on or after October 1, 1997. The text of each Warrant shall be substantially as set forth in the Warrant Certificate attached as Exhibit A hereto. The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman of the Board, President, or Vice President of the Company, attested by the manual or facsimile signature of the present or future Secretary or an Assistant Secretary of the Company. A Warrant bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the delivery of such Warrant or did not hold such offices on the date of this Warrant Agreement.

     Warrants shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

     Subject to Article V of the Note Purchase Agreement, the demand and the piggy-back registration rights set forth in Section 16 hereof may be exercised at any time during the term of the Warrants.

     2.   REPRESENTATIONS AND WARRANTIES.

     (a)  The Company hereby represents and warrants as follows:

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          (i) POWER AND AUTHORITY. The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform this Warrant Agreement, to grant, issue, and deliver the Warrants and to authorize and reserve for issuance and, upon payment from time to time of the Exercise Price, to issue and deliver the shares of Common Stock or other securities issuable upon exercise of the Warrants. This Warrant Agreement has been duly executed and delivered by the Company.

          (ii) RESERVATION, ISSUANCE AND DELIVERY OF COMMON STOCK. There have been reserved for issuance, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and such shares, when issued upon receipt of payment therefor or upon a net exercise in accordance with the terms of the Warrants and of this Warrant Agreement, will be legally and validly issued, fully paid and non-assessable and will be free of any preemptive rights of shareholders or any restrictions.

     (b) The Warrant Holder hereby represents and warrants as follows:

          (i) ACCREDITED INVESTOR. The Warrant Holder is an "accredited investor" within the meaning of Rule 501 under Regulation D promulgated under the Securities Act, is experienced in evaluating investments in companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the entire economic risk of its investment. The Warrant Holder has made its own evaluation of its investment in the Warrants, based upon such information as is available to it and without reliance upon the Company or any other person or entity, and the Warrant Holder agrees that neither the Company nor any other person or entity has any obligation to furnish any additional information to the Warrant Holder except as expressly set forth herein.

     3. CONDITIONS TO PURCHASE. Willis's obligations hereunder shall be subject to satisfaction of the following conditions on the Closing Date referred to in the Note Purchase Agreement:

          (a) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Warrant Agreement and the Warrants and all other legal matters relating to this Warrant Agreement, the Warrants and the transactions contemplated hereby shall be satisfactory in all respects to Vinson & Elkins L.L.P., counsel for Willis, in their reasonable judgment, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass judgment upon such matters.

          (b) There shall have been duly tendered to Willis or upon the order of Willis a certificate or certificates representing the Warrants.

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          (c) Each of the "Conditions Precedent" set forth in Article VII of the Note Purchase Agreement shall have been satisfied.

     4. REGISTRATION. The Warrants shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as they are issued. The Warrants shall be registered initially in such names and such denominations as Willis has specified to the Company.

     5. EXCHANGE OF WARRANT CERTIFICATES. Subject to any restriction upon transfer set forth in this Warrant Agreement, each Warrant certificate may be exchanged at the option of the Warrant Holder thereof for another certificate or certificates of different denominations entitling the Warrant Holder thereof to purchase upon surrender to the Company or its duly authorized agent a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Warrant Holder to purchase. Any Warrant Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested. Any Warrant issued upon exchange, transfer or partial exercise of the Warrants shall be the valid obligation of the Company, evidencing the same generic rights and entitled to the same generic benefits under this Warrant Agreement as the Warrants surrendered for such exchange, transfer or exercise.

     6. TRANSFER OF WARRANTS. Subject to the provisions of Section 14 hereof, the Warrants shall be transferrable only on the Warrant Register upon delivery to the Company of the Warrant certificate or certificates duly endorsed by the Warrant Holder or by his duly authorized attorney-in-fact or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney-in-fact, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto.

     7. TERM OF WARRANTS; EXERCISE OF WARRANTS.

     (a) Each Warrant entitles the Warrant Holder thereof to purchase one share of Common Stock during the time period and subject to the conditions set forth in the respective Warrant Certificates at an exercise price of $1.00 per share, subject to adjustment in accordance with Section 12 hereof (the "Exercise Price"). Each Warrant terminates on the fifth anniversary of the date on which such Warrant becomes exercisable in accordance with its terms (the "Expiration Date").

     (b) The Exercise Price and the number of shares issuable upon exercise of Warrants are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 12

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of this Warrant Agreement. Subject to the provisions of this Warrant Agreement, each Warrant Holder shall have the right, which may be exercised as expressed in such Warrants, to purchase from the Company (and the Company shall issue and sell to such Warrant Holder) the number of fully paid and nonassessable shares of Common Stock specified in such Warrants, upon surrender to the Company, or its duly authorized agent of such Warrants, with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of Section 12 of this Warrant Agreement or upon a net exercise pursuant to this subsection of this Warrant Agreement, for the number of shares in respect of which such Warrants are then exercised. The Warrant Holder may (i) pay the Exercise Price in cash, by certified or official bank check payable to the order of the Company, or by the surrender to the Company of securities of the Company having a Market Price equal to the Exercise Price or by the surrender to the Company of indebtedness owed by the Company pursuant to the Note Purchase Agreement (in which case the Company will accept such specified unpaid principal amount in full payment, as if such payment had been made in cash) or (ii) make an exercise of Warrants for "Net Warrant Shares." The number of Net Warrant Shares will be determined as described by the following formula: Net Warrant Shares =
[WS x (MP-EP)]/MP. "WS" is the number of Warrant Shares issuable upon exercise of the Warrants or portion of Warrants in question. "MP" is the Market Price of the Common Stock on the last trading day preceding the date of the request to exercise the Warrants. "Market Price" shall mean the then current market price per share of Common Stock, as determined in paragraph 12.1(e). "EP" shall mean the Exercise Price.

Subject to paragraph 7(c) hereof, upon such surrender of Warrants, and payment of the Exercise Price, with cash or securities, or upon a net exercise as aforesaid, the Company at its expense shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants, together with cash, as provided in Section 12 of this Warrant Agreement, in respect of any fraction of a share of such stock otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such shares, as of the date of the surrender of such Warrants and payment of the Exercise Price or receipt of shares by net exercise as aforesaid. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrant Holders thereof, either in full or from time to time in part and, in the event that any Warrant is exercised in respect of less than all of the shares purchasable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued.

     (c) So long as the Company satisfies the continued listing requirements of the Nasdaq National Market, the exercise rights set forth above and the right to convert the Note as set forth in the Note Purchase Agreement shall be limited so that, upon conversion of the Note or exercise of the Warrants or both, the Purchaser's aggregate ownership of the Company will be less than 20% of the shares of Common Stock outstanding on the date of issuance of the Note and the Warrants; provided that such limitation shall cease and this Section 7(c) shall become null and void upon the

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approval of the issuance of the Note and the Warrants by the shareholders of the
Company or the National Association of Securities Dealers, Inc. or upon such other event as shall allow the conversion or exercise or both, as appropriate, without violating the applicable requirements of the Nasdaq National Market.

     8. COMPLIANCE WITH GOVERNMENT REGULATIONS. The Company covenants that if any share of Common Stock required to be reserved for purposes of exercise or conversion of Warrants require, under any federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange, before such shares may be issued upon exercise, the Company will use its commercially reasonable efforts to cause such shares to be duly registered, approved or listed on the relevant national securities exchange, as the case may be.

     9. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants and any securities issued pursuant to Section 12 hereof; provided however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or certificates for Warrant Shares and any securities issued pursuant to Section 12 hereof in a name other than that of the Warrant Holder of such Warrants.

     10. MUTILATED OR MISSING WARRANTS. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest.

     11. RESERVATION OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS. The Company shall at all times reserve, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock ("Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company will keep a copy of this Warrant Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply the Transfer Agent and any such subsequent transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be issuable as provided by Section 13 of this Warrant Agreement. The Company will furnish to the Transfer Agent and any such subsequent transfer agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Warrant Holder pursuant to Section 12.3 hereof. All warrants surrendered in the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants (subject to adjustment as herein provided). No

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shares of stock shall be subject to reservation in respect of the Warrants subsequent to the Expiration Date except to the extent necessary to comply with the terms of this Warrant Agreement.

     12. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as hereafter defined.

          12.1. Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

               (a) In case the Company shall (i) pay a dividend to holders of Common Stock in shares of Common Stock or make a distribution to holders of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Warrant Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto regardless of whether the Warrants are exercisable at the time of the happening of such event or at the time of any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b) In case the Company shall issue rights, options, or Warrants to holders of its outstanding Common Stock, without any charge to such holders entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the Exercise Price, then (i) the Exercise in effect immediately prior to such issuance shall immediately be reduced to the price that is equivalent to such consideration received by the Company upon such issuance and (ii) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance; provided that if such shares of Common Stock, options or other convertible securities (other than Excluded Stock (as defined in the Note Purchase Agreement)) are issued for consideration per share less than the Exercise Price at the date of such issue or sale, the number of shares of Common Stock that immediately prior to such issuance the Warrant Holder shall have been entitled to


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          purchase pursuant to this Warrant shall be increased to the greater of
          (i) that number of shares of Common Stock that immediately prior to such issuance the Warrant Holder shall have been entitled to purchase pursuant to this Warrant multiplied by a fraction, the numerator of which is the Exercise Price and the denominator of which is such consideration per share, and (ii) the number of shares of Common Stock otherwise calculated under this Section 12.1. Such adjustment shall be made whenever such rights, options, or Warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, or Warrants; provided that this Section 12.1(b) shall expire and be of no force and effect on or after April 1, 1998.

               (c) In case the Company shall distribute to holders of its shares of Common Stock evidences of its indebtedness or assets (including cash dividends or other cash distributions) or rights, options, or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as determined in accordance with paragraph (e) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

               In the event of distribution by the Company to holders of its shares of Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant, the Warrant Holder, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary, or both, as the Company shall determine, the stock or other securities to which such Warrant Holder would have been entitled if such Warrant Holder had exercised such Warrant immediately prior thereto regardless of whether the Warrants are exercisable at such time, all subject to further adjustment as provided in this subsection 12.1; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant; provided forth that this Section 12.1(c) shall expire and be of no force and effect on or after April 1, 1998.

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               (d) In case the Company shall sell and issue shares of Common
          Stock (other than pursuant to rights, options, warrants, or convertible securities initially issued before the date of this Agreement) or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase shares of Common Stock (excluding shares, rights, options, warrants or convertible securities issued in any of the transactions described in paragraphs
          (a), (b) or (c) above) at a price per share of Common Stock (determined, in the case of such rights, options, Warrants or convertible securities, by dividing (w) the total of the amount received or receivable by the Company (determined as provided below) in consideration of the sale and issuance of such rights, options, warrants, or convertible securities, by (x) the total number of shares of Common Stock covered by such rights, options, warrants, or convertible securities) lower than the Exercise Price in effect immediately prior to such sale and issuance, then (i) the Exercise in effect immediately prior to such issuance shall immediately be reduced to the price that is equivalent to such consideration received by the Company upon such issuance and (ii) the number of Warrant Shares thereafter purchasable upon the exercise of the Warrants shall be increased in direct proportion to the increase in the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance; provided that if such shares of Common Stock, options or other convertible securities (other than Excluded Stock) are issued for consideration per share less than the Exercise Price at the date of such issue or sale, the number of shares of Common Stock that immediately prior to such issuance the Warrant Holder shall have been entitled to purchase pursuant to this Warrant shall be increased to the greater of (i) that number of shares of Common Stock that immediately prior to such issuance the Warrant Holder shall have been entitled to purchase pursuant to this Warrant multiplied by a fraction, the numerator of which is the Exercise Price and the denominator of which is such consideration per share, and (ii) the number of shares of Common Stock otherwise calculated under this
          Section 12.1 Such adjustment shall be made successively whenever such as issuance is made; provided that this Section 12.1(d) shall expire and be of no force and effect on or after April 1, 1998. For the purposes of such adjustments, the consideration received or receivable by the Company for rights, options, warrants, or convertible securities shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible securities, plus the consideration or premiums stated in such rights, options, warrants, or convertible securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received or receivable by the Company" for purposes of the first sentence of this paragraph (d), the Board of Directors shall determine, in its discretion, the fair value of said property.

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               (e) For the purpose of any computation under paragraphs (b), (c), and (d) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices of the Company's Common Stock, for five consecutive trading days ending one trading day before the date of such computation. The closing price for each day shall be the last such reported, sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price, in good faith, on the basis of such quotations, as it considers appropriate. Notwithstanding the foregoing, for the purpose of any calculation under paragraph (d) above (A) with respect to any issuance of options under the Company's employee or director compensation stock option plans as in effect or as adopted by the Board of Directors of the Company on the date hereof, the term
          "current market price", in such instances, shall mean the fair market price on the date of the issuance of any such option determined in accordance with the Company's employee compensation stock option plans as in effect or adopted by the Board of Directors of the Company on the date hereof; and (B) with respect to any issuances of Common Stock (or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase shares of Common Stock) in connection with bona fide corporate transactions (other than issuances in such transactions for cash or similar consideration), the term
          "fair market price" shall mean the fair market price per share as determined in arm's-length negotiations by the Company and such other parties (other than affiliates or subsidiaries of the Company) to such transactions as reflected in the definitive documentation with respect thereto, unless such determination is not reasonably related to the closing market price on the date of such determination.

               (f) In any case in which this Section 12.1 shall require that any adjustment in the number of Warrant Shares be made effective as of immediately after a record date for a specified event, the Company may elect to defer until the occurrence of the event the issuing to the holder of any Warrant exercised after that record date the shares of Common Stock and other securities of the Company, if any, issuable upon the exercise of any Warrant over and above the shares of Common Stock and other securities of the Company, if any, issuable upon the exercise of any Warrant prior to such adjustment; provided, however, that the Company shall deliver to such Warrant Holder a due bill or other appropriate instrument evidencing the holder's right to receive such additional shares or securities upon the occurrence of the event requiring such adjustment.

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               (g) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

               (h) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately.

               (i) No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under paragraphs (b),
         (c) and (d) if the Company issues or distributes to each Warrant Holder the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which each Warrant Holder would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto regardless of whether the Warrants are exercisable at the time of the happening of such event or at the time of any record date with respect thereto. No adjustment need be made for a change in the par value of the Warrant Shares.

               (j) For the purpose of this Section 12.1, the terms "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Warrant Holders shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs
         (a) through (i), inclusive, above, and the provisions of Section 7 and
         Section 12.2 through 12.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

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          (k) Upon the expiration of any rights, options, warrants, or conversion or exchange privileges, if any thereof shall not have been exercised the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of each warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Warrant Price or decreasing the number of Warrant Shares by an amount in excess of the amount of the adjustment initially made with respect to the issuance, sale or grant of such rights, options, warrants, or conversion or exchange rights.

          (1) In addition to the adjustments set forth above, the Exercise Price shall be immediately reduced and the number of Warrant Shares shall be immediately increased, in each case, on a pari passu basis with the conversion, exercise, or strike price of any other derivative securities of the Company whether now outstanding or hereafter issued.

     12.2. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount determined appropriate by the Board of Directors of the Company.

     12.3. NOTICE OF ADJUSTMENT. When the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to each Warrant Holder notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate, absent manifest error, shall be conclusive evidence of the correctness of such adjustment.

     12.4. PRESERVATION OF PURCHASE RIGHTS UPON MERGER CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another person or in case of any sale, transfer, or lease to another person of all of or substantially all the assets of the Company, the Company or such successor or purchaser, as the case may be, shall execute with each Warrant Holder an agreement that each Warrant Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property which the Warrant Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer, or lease had such Warrant been exercised immediately prior to such action regardless of whether the Warrants are exercisable at the time of such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The provisions of this Section 12.4 shall similarly apply to successive consolidations, mergers, sales, transfers, or leases.

          12.5. STATEMENT ON WARRANTS. Even though Warrants heretofore or hereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Warrant Agreement, the parties understand and agree that such Warrants will represent rights consistent with any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants.

     13. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrant Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrant (or specified portion, thereof), the Company shall pay an amount in cash equal to the closing price for one share of the Common Stock on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

     14. REGISTRATION UNDER THE SECURITIES ACT OF 1933. Willis represents and warrants to the Company that it will not dispose of the Warrant or Warrant Shares except pursuant to (i) an effective registration statement, or (ii) an applicable exemption from registration under the Securities Act of 1933 (the "Act"). In connection with any sale by Willis pursuant to clause (ii) of the preceding sentence, it shall furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exemption from registration is available in connection with such sale.

     15. CERTIFICATE TO BEAR LEGENDS. The Warrants shall be subject to a stop-transfer order and the certificate or certificates therefor shall bear the following legend by which each Warrant Holder shall be bound:

     "THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED

     UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

     The Warrant Shares or other securities issued upon exercise of the Warrants shall, unless issued pursuant to an effective registration statement, be subject to a stop-transfer order and the certificate or certificates evidencing any such Warrant Shares or securities shall bear the following legend by which the Warrant Holder thereof shall be bound:

     "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

     16. REGISTRATION RIGHTS. The Warrant Shares shall be subject to the registration rights set forth in Section 4.1.11 of the Note and Warrant Purchase Agreement.

     17. NO RIGHTS AS STOCKHOLDERS; NOTICE TO WARRANT HOLDERS. Nothing contained in this Warrant Agreement or in any of the Warrants shall be construed as conferring upon the Warrant Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

          (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

          (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe to or purchase any thereof; or

          (c) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer, or lease or all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event to the Warrant Holders as provided in Section 20 hereof, with such notice to be completed at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to provide or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution, or subscription rights, or such proposed dissolution, liquidation, or winding up.

     18. EXPENSES. The Company shall pay all legal and other reasonable out-of-pocket expenses of the Warrant Holders and of their counsel (up to a maximum of $25,000). The Company agrees to reimburse Willis upon demand for its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, review, negotiation, execution, and delivery of this Warrant Agreement and all other related documents.

     19. RIGHT TO INFORMATION. The Company, in accordance with Section 16(c) above, will provide to all Warrant Holders and to all holders of Warrant Shares, on a timely basis, copies of all documents and reports delivered to its shareholders.

     20. NOTICES. Any notice pursuant to this Warrant Agreement to be given or made by the holder of any Warrant or Warrant Shares to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows:

             EqualNet Holding Corp.
             1250 Wood Branch Park Drive
             Houston, Texas 77079
             Attention: General Counsel

Notices or demands authorized by this Warrant Agreement to be given or made to or on the Warrant Holder of any Warrant or Warrant Shares shall be sufficiently given or made (except as otherwise provided in this Warrant Agreement) if sent by registered mail, return receipt requested, postage prepaid, addressed to such Warrant Holder at the address of such Warrant Holder as shown on the Warrant Register or the Common Stock Register, as the case may be.

     21. GOVERNING LAW. THIS WARRANT AGREEMENT, THE WARRANTS AND ALL RELATED DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. ANY DISPUTE HEREUNDER OR UNDER THE WARRANTS OR RELATED DOCUMENTS SHALL BE DETERMINED EXCLUSIVELY IN ACCORDANCE WITH
SECTION 8.7 OF THE NOTE PURCHASE AGREEMENT.

     22. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Holders may from time to time supplement or amend this Warrant Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Holder may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Warrant Holders. Any amendment to this Warrant Agreement may be effected with the consent of Warrant Holders of at least a majority of the total then outstanding Warrants (for this purpose Warrant Shares shall be deemed to be Warrants in the proportion that Warrant Shares are then issuable upon the exercise of Warrants); provided that any amendment which shall have the effect of materially adversely affecting the interests of any Warrant Holder shall not be effective with respect to such Warrant Holder if such Warrant Holder shall not have consented thereto.

     23. SURVIVAL OF COVENANTS. All covenants and agreements made herein shall survive the execution and delivery of this Warrant Agreement and the Warrants and shall remain in force and effect until the Expiration Date of all Warrants.

     24. SUCCESSORS. All representations and warranties of the Company and all covenants and agreements of this Warrant Agreement by or for the benefit of the Company or the Warrant Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

     25. BENEFITS OF THIS WARRANT AGREEMENT. Nothing in this Warrant Agreement shall be construed to give to any person or corporation other than the Company and the Warrant Holders, any legal or equitable right, remedy, or claim under this Warrant Agreement, but this Warrant Agreement shall be for the sole and exclusive benefit of the Company and the holders of the Warrants and Warrant Shares.

     26. CAPTIONS. The captions of the sections and subsections of this Warrant Agreement have been inserted for convenience and shall have no substantive effect.

     27. COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed on the day, month and year first above written.

                                                EQUALNET HOLDING CORP.

                                                By: /s/ Zane Russell
                                                   -------------------
                                                Name: Zane Russell
                                                     -----------------
                                                Title: President
                                                      ----------------

                                                THE WILLIS GROUP LLC

                                                By: /s/ Mark Willis
                                                   -------------------
                                                Name: Mark Willis
                                                     -----------------
                                                Title: Pres.
                                                      ----------------

                                   EXHIBIT A
                                       to
                               Warrant Agreement

                                    FORM OF
                              WARRANT CERTIFICATE

THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS AND COMMON STOCK UNDERLYING SUCH WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

     No._______                                         200,000 Warrants

                      VOID AFTER 5:00 P.M. NEW YORK, TIME
                               ON OCTOBER 1, 2002
                             EQUALNET HOLDING CORP.
                              WARRANT CERTIFICATE

     THIS CERTIFIES THAT for value received THE WILLIS GROUP, the registered holder hereof or registered assigns (the "Warrant Holder"), is the owner of the number of the Warrants set forth above, each of which entitles the owner thereof to purchase at any time from 9:00 A.M., New York time, on October 1, 1997, until 5:00 P.M., New York time on October 1, 2002, one fully paid and nonassessable share of the common stock (subject to adjustment), par value $0.01 per share (the "Common Stock"), of EQUALNET HOLDING CORP., a Texas corporation (the "Company"), at the exercise price of $1.00 per share, subject to adjustment and limitation as described in the Warrant Agreement referred to below (the "Exercise Price"). The Warrant Holder may pay the Exercise Price in cash, or by certified or official bank check or by reduction of the outstanding principal amount under the Facility, or make a net exercise for Net Warrant Shares as described in the Warrant Agreement.

                                 Exhibit A-1

     This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of an agreement dated October 1, 1997 (the "Warrant Agreement"), between the Company and The Willis Group which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the Warrant Holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the principal office of the Company.

     The Warrant Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Warrant Holder hereof as the owner for all purposes.

     The Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the Warrant Holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled to such Warrant Holder to purchase. If this Warrant Certificate shall be exercised in part, the Warrant Holder shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

     No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

     Neither the Warrants nor the Warrant Certificate entitles any Warrant Holder hereof to any of the rights of a stockholder of the Company.

     THIS WARRANT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                                  Exhibit A-2

     IN WITNESS WHEREOF, the Company has caused the signature of its President and Secretary to be printed hereon.

                                                EQUALNET HOLDING CORP.

                                                By:
                                                   ---------------------
                                                Name:
                                                     -------------------
                                                Title:
                                                      ------------------

Attest:



-----------------------------------
[Name:                    ]
[Secretary]

                                  Exhibit A-3